SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   March 4, 1996
                                                        ----------------

                            Storage Properties, Inc.
                            ------------------------
            (Exact name of registrant as specified in its charter)

         California                   1-10609           95-4209511
         ----------                   -------           ----------
      (State or other juris-        (Commission       (IRS Employer
      diction of incorporation)     File Number)    Identification No.)

      600 North Brand Boulevard, Glendale, California      91203-1241
      -----------------------------------------------      ----------
         (Address of principal executive office)           (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

   Item 5.   Other Events
             ------------

         Registrant and Public Storage, Inc., a New York Stock Exchange listed REIT, have agreed, subject to certain conditions, to merge. Attached is Registrant's press release describing the proposed transaction and which is incorporated herein by reference.

   Item 7.   Financial Statements and Exhibits
             ---------------------------------

         (a)   Financial Statements.

               None.

         (b)   Exhibits.

                     (1)   Registrant's press release dated March 4, 1996.


                               SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STORAGE PROPERTIES, INC.


                                      By: /S/ DAVID GOLDBERG
                                          -------------------
                                          David Goldberg
                                          Vice President and
                                          General Counsel

   Date:  March 4, 1996